SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 19, 2003
Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation
5005 E. McDowell Road
Phoenix, Arizona	85008

(Address of principal executive offices)	(Zip Code)

602-244-6600
(Registrant’s telephone number, including area code)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Financial Statements of Businesses Acquired Not applicable.

(b)	Pro Forma Financial Information Not applicable.

(c)	Exhibits

Exhibit Number	Description

99	Press release for ON Semiconductor Corporation dated June 19, 2003 titled “ON Semiconductor Updates Guidance for Second Quarter 2003 Results.”

Item 9.	Regulation FD Disclosure (the following discussion is furnished under “Item 12. Results of Operations and Financial Condition”)

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On June 19, 2003, the Company announced via a press release that it was updating its guidance for second quarter 2003 results. A copy of the Company’s press release is attached hereto as Exhibit 99. This Form 8-K and the attached exhibit are provided under Item 12 of the Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION

(Registrant)

Date: June 19, 2003

	By:	/s/ G. SONNY CAVE

G. Sonny Cave Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99	Press release for ON Semiconductor Corporation dated June 19, 2003 titled “ON Semiconductor Updates Guidance for Second Quarter 2003 Results.”

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